Victory Funds

Victory CEMP International Enhanced Volatility Wtd Index Fund

Supplement dated October 5, 2016

to the Summary Prospectus dated October 28, 2015, as supplemented (“Prospectus”)

The Board of Trustees of Victory Portfolios II (“Trust”) has approved a Plan of Liquidation (“Plan”) for the Victory CEMP International Enhanced Volatility Wtd Index Fund (the “Fund”), a series of the Trust. It is anticipated that the Fund will liquidate on December 16, 2016. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund.

Effective October 21, 2016, the Fund is closed to new shareholder accounts. The Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.